CONSOLIDATED BALANCE SHEETS - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
CURRENT ASSETS:
Cash and cash equivalents	$ 6,871	$ 7,286
Short-term bank deposits	3,007	12,046
Receivables and prepaid expenses	663	1,060
Total current assets	10,541	20,392
LONG-TERM ASSETS:
Long-term assets	18	33
Property and equipment, net	71	91
Total long-term assets	89	124
TOTAL ASSETS	10,630	20,516
CURRENT LIABILITIES:
Trade payables	700	1,412
Other accounts payable	1,231	1,102
Total current liabilities	1,931	2,514
LONG-TERM LIABILITIES	0	70
SHAREHOLDERS' EQUITY:
Ordinary shares of NIS 0.01 par value - 50,000,000 shares authorized at December 31, 2016 and 2015; 16,391,770 and 14,230,480 issued and outstanding shares at December 31, 2016 and 2015, respectively	45	39
Additional paid-in capital	48,463	41,680
Accumulated deficit	(39,809)	(23,787)
Total stockholders' equity	8,699	17,932
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$ 10,630	$ 20,516